Dreyfus Premier Short-Intermediate

      Municipal Bond Fund

      ANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            23   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Proxy Results

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier  Short-Intermediate

                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Short-Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2002, through March 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further
reducing    short-term    interest    rates    in    November    2002.

The result of these influences has been generally attractive total returns from high-quality municipal bonds. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to
make   significant   gains   until   current   uncertainties   are   resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Caner
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

Effective March 12, 2003, Dreyfus Short-Intermediate Municipal Bond Fund was renamed Dreyfus Premier Short-Intermediate Municipal Bond Fund. Existing shares were reclassified as Class D shares and the fund began offering Class A, Class B and Class P shares. Class D shares are not subject to any initial or deferred sales charge. Performance for Class A, Class B and Class P shares will vary from the performance of Class D shares due to differences in charges and expenses.

How did Dreyfus Premier Short-Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2003, the fund's Class D shares produced a 3.99% total return.(1) In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the "Index"), the fund's benchmark, provided a total return of 7.08% for the reporting period.(2) In addition, the average total return for all funds reported in the fund' s peer group, the Lipper Short Municipal Debt Funds category, was 4.26% for the same period.(3)

The fund benefited from lower interest rates and high levels of investor demand during the reporting period. The fund's return for Class D shares trailed that of its benchmark, primarily because the Index did not hold many of the corporate-related issues that experienced volatility during the reporting period.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.

To achieve our goal, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best returns over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief that they can participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

Most municipal bonds were positively affected by the Federal Reserve Board's decision in November 2002 to reduce short-term interest rates another 50 basis points to 1.25%, a 41-year low. In addition, the ongoing decline of stock prices supported a "flight to quality" among investors seeking investment alternatives, which helped to keep bond prices high.

On the other hand, the weak U.S. economy led to deterioration in the fiscal condition of many state and local governments. Because actual tax receipts fell short of projections, many states faced budget deficits. State governments adopted a number of measures to close their budget gaps, including tax increases, spending cutbacks and higher levels of borrowing. While this led to a substantially greater volume of bond issuance compared to the same period one year earlier, robust investor demand easily absorbed the additional supply, and bond yields remained near historical lows.

In this environment, we maintained a generally conservative investment posture, including a more intent focus on credit quality. By the end of the reporting period, approximately 77% of the fund's holdings were rated single-A or better. We credit the improvement to a reduc-

tion in the fund' s holdings of bonds issued on behalf of corporations. Nonetheless, toward the end of the reporting period, the fund's relatively small position in tobacco bonds lost value when a major tobacco company threatened to declare bankruptcy after an adverse litigation-related ruling. In our view, investors' concerns are overblown, and these bonds should eventually recover.

Finally, because the yield differences between short- and intermediate-term bonds were relatively wide during much of the reporting period, we generally maintained the fund's average effective maturity near three years, the long end of its range. This position benefited the fund by enabling it to capture price appreciation as interest rates declined.

What is the fund's current strategy?

Interest rates continue to hover near historical lows, and the longer term outlook remains uncertain. Therefore, we continue to maintain a relatively conservative investment posture, emphasizing broad diversification among issuers and securities. As market volatility increased, we have continued our attempts to upgrade the fund' s overall credit quality. Whenever possible, we have attempted to capture higher yields from non-rated securities that, after evaluation by our credit analysts, we deemed creditworthy. In our view, these strategies are prudent in today's uncertain economic and geopolitical climate.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier
Short-Intermediate Municipal Bond Fund Class D shares and the Lehman Brothers
3-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/03

                                                                            1 Year         5 Years        10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES                                                               3.99%          3.90%           4.08%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS D SHARES OF DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND ON 3/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE MARCH 12, 2003, DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND WAS RENAMED DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND. EXISTING SHARES WERE RECLASSIFIED AS CLASS D SHARES AND THE FUND BEGAN OFFERING CLASS A, CLASS B AND CLASS P SHARES. PERFORMANCE FOR CLASS A, CLASS B AND CLASS P SHARES WILL VARY FROM THE PERFORMANCE OF CLASS D SHARES DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN SHORT-INTERMEDIATE TERM MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 2 AND 3 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS, AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



STATEMENT OF INVESTMENTS

March 31, 2003

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--103.9%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--.9%

Alaska Housing Finance Corp.

   (State Capital Project) 4%, 7/1/2005 (Inusred; MBIA)                                       2,635,000                2,781,664

ARIZONA--2.4%

Phoenix, Street and Highway User, Revenue

   5%, 7/1/2006 (Insured; FGIC)                                                               4,300,000                4,734,515

Pima County, 3.25%, 7/1/2005 (Insured; FSA)                                                   2,800,000                2,910,824

CALIFORNIA--5.4%

California Department of Water Resources
   Power Supply, Revenue
   5.25%, 5/1/2007 (Insured; MBIA)                                                            3,500,000                3,918,705

California Statewide Communities Development
   Authority, COP (The Internext Group)
   4.25%, 4/1/2005                                                                            1,975,000                2,039,089

Redding, Electric System Revenue, COP

   9.867%, 6/27/2003 (Insured; FGIC)                                                          6,000,000  (a)           6,372,540

Riverside County Public Financing Authority, COP:

   5%, 5/15/2003                                                                                980,000                  981,872

   5.125%, 5/15/2004                                                                          1,030,000                1,048,107

San Diego County, COP

  (Burnham Institute):

      4.80%, 9/1/2003                                                                           200,000                  202,496

      5.15%, 9/1/2006                                                                           600,000                  643,494

Truckee-Donner Public Utility District, COP:

   2.50%, 1/1/2004                                                                              500,000                  503,315

   3%, 1/1/2005                                                                                 500,000                  508,590

   4%, 1/1/2007                                                                               1,000,000                1,045,130

COLORADO--5.5%

City and County of Denver, Airport Revenue:

   4%, 11/15/2004                                                                             1,385,000                1,436,868

   9.16%, 11/15/2005 (Insured; FGIC)                                                          5,000,000  (a,b)         5,818,000

Countrydale Metropolitan District

   3.50%, 12/1/2007 (LOC; Compass Bank)                                                       3,000,000                3,043,590

Mesa County Valley School District Number 51, COP:

   4%, 12/1/2003                                                                              1,055,000                1,069,717

   4%, 12/1/2004                                                                              1,000,000                1,031,400

Tower Metropolitan District, Improvement

   4%, 11/30/2005                                                                             5,000,000                5,200,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--.2%

Greenwich Housing Authority, MFHR (Greenwich Close):

   5.95%, 9/1/2006                                                                              310,000                  322,484

   6.05%, 9/1/2007                                                                              330,000                  345,424

DISTRICT OF COLUMBIA--1.3%

District of Columbia:

   5%, 6/1/2005                                                                                 500,000                  534,885

   COP 5%, 1/1/2005 (Insured; AMBAC)                                                          1,000,000                1,057,440

   Tax Increment Revenue

      (Mandarin Oriental) Zero Coupon,
         7/1/2005 (Insured; FSA)                                                              2,890,000                2,754,835

FLORIDA--3.6%

Highlands County Health Facilities Authority, Revenue

   (Adventist Health/Sunbelt) 3.35%, 9/1/2005                                                 4,000,000                4,088,640

Lee County Industrial Development Authority,
   Health Care Facilities Revenue

   (Cypress Cove Healthpack)

   5.875%, 10/1/2004                                                                          2,000,000                2,010,800

Orlando and Orange County Expressway Authority,
   Expressway Revenue

   4%, 7/1/2006 (Insured; AMBAC)                                                              5,000,000  (c)           5,346,450

GEORGIA--1.3%

Milledgeville-Baldwin County Development Authority,
   Student Housing Revenue (Georgia College and
   State University Foundation) 5%, 9/1/2004                                                  4,000,000                4,173,840

HAWAII--.4%

Kuakini, Health System Special Purpose Revenue
   5%, 7/1/2007                                                                               1,235,000                1,283,004

ILLINOIS--4.3%

Alton, Hospital Facility Revenue
  (Saint Anthonys Health Center)

   5.875%, 9/1/2006                                                                           2,060,000                2,134,510

Chicago Housing Authority, Capital Program Revenue

   5%, 7/1/2006                                                                               4,000,000                4,330,320

Chicago Transit Authority, Capital Grant Receipts, Revenue

   4.25%, 6/1/2008 (Insured; AMBAC)                                                           2,000,000                2,068,080

Chicago Wastewater Transmission, Revenue

   5.30%, 1/1/2005 (Insured; FGIC)                                                            2,000,000                2,132,720

Flora, Revenue (Heritage Woods Project)

   3.75%, 10/23/2004 (LOC; Federal Home Loan Bank)                                            3,250,000                3,327,967


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA--3.1%

Indiana Health Facility Financing Authority, HR

   (Methodist Hospital Inc.) 5%, 9/15/2005                                                    1,000,000                1,066,560

Indiana Secondary Market for Education Loans Inc.,
   Education Loan Revenue

   4.90%, 12/1/2005 (Insured; AMBAC)                                                          4,500,000                4,804,425

Purdue University, University Revenues

   (Purdue University Student Facilities System)
   5%, 7/1/2006                                                                               3,755,000  (c)           4,129,449

IOWA--4.3%

Ankeny Community School District,
  Sales and Services Tax Revenue

   (School Infrastructure) 4%, 7/1/2006                                                       2,560,000                2,693,402

Eddyville, PCR ( Cargill Inc. Project) 5.40%, 10/1/2006                                       2,760,000                3,040,775

Iowa Student Loan Liquidity Corp., Student Loan Revenue

   7.97%, 12/1/2005                                                                           5,000,000  (a,b)         5,689,900

Polk County, Revenue

   (Catholic Health Initiatives) 4.55%, 12/1/2004                                             2,405,000                2,519,887

KANSAS--1.0%

Burlington, Environmental Improvement Revenue

  (Kansas City Power and Light):

      4.75%, 10/1/2007                                                                        2,000,000                2,067,380

      4.75%, 10/1/2017                                                                        1,000,000                1,033,690

LOUISIANA--3.2%

Calcasieu Parish Industrial
  Development Board, PCR
  (Occidental Petroleum Project)

   4.80%, 12/1/2006                                                                           3,000,000                3,223,110

Louisiana Correctional Facilities Corp., LR

   5%, 12/15/2004                                                                             2,000,000                2,106,960

Saint Charles Parish, PCR
   (Entergy Louisiana Inc. Project)

   4.90%, 6/1/2005                                                                            4,900,000                4,989,376

MASSACHUSETTS--3.7%

Boston 4%, 2/1/2006                                                                           2,090,000                2,225,683

Massachusetts 5%, 12/1/2006                                                                   5,000,000  (c)           5,533,450

Massachusetts Development Finance Agency,
   RRR (Semass System)

   5%, 1/1/2005 (Insured; MBIA)                                                               4,000,000                4,204,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--6.0%

Michigan Hospital Finance Authority:

  (Ascension Health Credit):

      5.05%, 11/15/2004                                                                       4,025,000                4,247,542

      5.20%, 11/15/2005                                                                       2,500,000                2,714,350

   (Henry Ford Health System)

      5%, 3/1/2005                                                                            1,000,000                1,053,450

      5%, 11/15/2005                                                                          1,250,000                1,336,525

      5%, 11/15/2006                                                                          1,500,000                1,624,995

      5.25%, 11/15/2008                                                                       3,000,000                3,296,220

Michigan Strategic Fund, Exempt Facility Revenue

   (Waste Management Inc. Project) 4.20%, 8/1/2004                                            5,000,000                5,080,950

NEBRASKA--1.8%

University of Nebraska Facilities Corp., Revenue

  (University of Nebraska Medical Center Research Project)

   4%, 2/15/2006                                                                              5,460,000                5,791,531

NEVADA--1.0%

Washoe County Airport Authority,
  Airport System Improvement Revenue

   5%, 7/1/2005 (Insured; FGIC)                                                               3,025,000                3,256,564

NEW JERSEY--4.1%

New Jersey Economic Development Authority:

  Department of Human Services (Pooled Financing)

      4%, 7/1/2005                                                                            1,350,000                1,418,378

   First Mortgage Revenue

      (Cadbury Corp. Project):

         4.65%, 7/1/2006 (Insured; ACA)                                                       1,565,000                1,629,775

         5%, 7/1/2003 (Insured; ACA)                                                          1,410,000                1,415,344

   Market Transition Facility Revenue

      5%, 7/1/2005 (Insured; MBIA)                                                            2,500,000                2,695,425

New Jersey Transportation Trust Fund Authority,
   Transportation System

   5%, 6/15/2005                                                                              5,470,000                5,886,158

NEW MEXICO--.6%

Santa Fe County, Project Revenue

   (El Castillo Retirement) 5.25%, 5/15/2003                                                  2,000,000                1,996,960

NEW YORK--13.9%

New York State 5.625%, 8/15/2009                                                              5,000,000                5,509,750

New York State Dormitory Authority, Revenue:

   (Court Facilities Lease) 5.30%, 5/15/2006                                                  4,000,000                4,074,320

   (State Personal Income Tax) 5%, 12/15/2006                                                 6,000,000                6,649,620


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency:

   Contract Obligation Revenue 01
      5.375%, 9/15/2011 (Insured; MBIA)                                                       6,770,000                7,022,250

   (Health Facilities-New York City)
      5.875%, 5/1/2004                                                                        6,500,000                6,804,980

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 5.15%, 9/1/2004                                                       2,810,000                2,950,472

New York State Urban Development Corp.,

   Correctional and Youth Facilities Service
   Contract Revenue 5%, 1/1/2005                                                              2,000,000                2,114,160

TSASC Inc., Tobacco Flexible Amortization Bonds:

   5%, 7/15/2009                                                                              1,000,000                1,021,830

   5.125%, 7/15/2009                                                                          2,310,000                2,376,043

United Nations Development Corp., Revenue:

   5.10%, 7/1/2008                                                                            2,810,000                2,815,058

   5.20%, 7/1/2009                                                                            3,200,000                3,205,120

NORTH CAROLINA--1.1%

North Carolina Capital Facilities Finance Agency,
  Exempt Facilities, Revenue

   (Waste Management of Carolinas Project)
   4%, 8/1/2004                                                                               3,250,000                3,294,200

North Carolina Eastern Municipal Power Agency,
   Power System Revenue

   5.45%, 1/1/2004                                                                              250,000                  256,482

OHIO--3.1%

Hamilton County, Local District Cooling Facilities Revenue

   (Trigen Cinergy) 4.90%, 6/1/2004                                                           2,000,000                2,013,860

Lorain County, HR, Improvement (Catholic Healthcare):

   5%, 10/1/2006                                                                              3,655,000                3,985,668

   5.25%, 10/1/2007                                                                           3,515,000                3,891,632

OKLAHOMA--2.7%

Oklahoma County Independent
  School District Number 89

   5%, 2/1/2006 (Insured; FGIC)                                                               5,905,000                6,432,257

Tulsas Port Catoosa Facilities Authority, Revenue

   (Cargill Inc. Project) 5.35%, 9/1/2006                                                     2,100,000                2,326,401

PENNSYLVANIA--2.9%

Delaware County Industrial Development Authority,

   PCR (Peco Energy Co. Project) 5.20%, 10/1/2004                                             3,000,000                3,126,570

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Health Care Facilities Authority Of Sayre,
  Revenue (Guthrie Health Issue):

      5.50%, 12/1/2005                                                                        1,000,000                1,083,140

      5.50%, 12/1/2006                                                                        1,500,000                1,650,030

Montgomery County Industrial Development Authority,
   Revenue PCR (Peco Energy Co. Project)
   5.30%, 10/1/2004                                                                           3,380,000                3,517,634

RHODE ISLAND--1.3%

Rhode Island Health and Educational Building Corp., Revenue

   (Hospital Financing) 3%, 9/1/2006
   (LOC; Fleet National Bank)                                                                 1,165,000                1,194,148

Rhode Island Housing and Mortgage Finance Corp.

  (Homeowner Opportunity Notes)

   4.50%, 3/22/2004                                                                           3,000,000                3,096,270

SOUTH CAROLINA--1.1%

College of Charleston, Higher Education Facilities Revenue:

   4%, 10/1/2003 (Insured; FGIC)                                                              1,055,000                1,070,403

   4%, 10/1/2004 (Insured; FGIC)                                                              1,100,000                1,145,067

   4%, 10/1/2005 (Insured; FGIC)                                                              1,145,000                1,215,120

TEXAS--11.6%

Dallas-Fort Worth International Airport, Revenue

   5.50%, 11/1/2007 (Insured; MBIA)                                                           4,330,000                4,840,940

Dallas Waterworks and Sewer System, Revenue

   5%, 10/1/2006                                                                              3,500,000                3,873,870

Gulf Coast Waste Disposal Authority, SWDR

   (Quaker Oats Co. Project) 5.70%, 5/1/2006                                                  2,750,000                3,000,525

Houston Water and Sewer System, Revenue:

   5%, 12/1/2005 (Insured; MBIA)                                                              2,355,000                2,566,267

   5%, 12/1/2007 (Insured; MBIA)                                                              3,000,000                3,348,630

Matagorda County, Navigation District Number 1, PCR

   (Central Power and Light) 4%, 11/1/2003                                                    5,000,000                5,011,700

North Central Texas Health Facility Development Corp.,
   Revenue (Baylor Health Care System Project):

      5.50%, 5/15/2004                                                                        5,000,000                5,215,250

      5.50%, 5/15/2007                                                                        2,000,000                2,211,260

Rio Grande City, Consolidated Independent School District

   Public Facilities Corp., LR
   6.75%, 7/15/2010 (Prerefunded 7/15/2005)                                                   6,000,000  (d)           6,743,940


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

South Texas Higher Education Authority Inc.,
  Student Loan Revenue

   5.30%, 12/1/2003                                                                             600,000                  613,638

UTAH--1.3%

Intermountain Power Agency, Power Supply Revenue

   4%, 7/1/2006 (Insured; AMBAC)                                                              4,000,000                4,274,520

VIRGINIA--5.8%

Fairfax County 6.57%, 6/1/2005                                                                5,000,000  (a)           5,553,900

Fairfax County Economic Development Authority, RRR

   5.85%, 2/1/2006 (Insured; AMBAC)                                                           4,000,000                4,420,160

Harrisonburg Redevelopment and Housing Authority,
   Lease Purchase Revenue

   4.20%, 3/1/2004                                                                            1,465,000                1,501,654

Roanoke Industrial Development Authority, HR

   (Carilion Health System) 4%, 7/1/2006                                                      3,235,000                3,446,472

Rockingham County Industrial
   Development Authority,

   Residential Care Facility, Revenue
   (First Mortgage--Mennonite) 5.10%, 4/1/2003                                                3,800,000                3,800,000

WASHINGTON--2.1%

Energy Northwest, Wind Project Revenue

   4.30%, 7/1/2005                                                                            1,205,000                1,246,235

Washington Public Power Supply System, Revenue

   (Nuclear Project Number 1) 5%, 7/1/2005                                                    5,000,000                5,360,850

WISCONSIN--2.5%

Badger, Tobacco Asset Securitization Corp.,
  Tobacco Settlement Asset-Backed Bonds

   5.50%, 6/1/2006                                                                            4,000,000                4,144,640

Kaukauna, PCR (International Paper Co. Project)

   5.40%, 5/1/2004                                                                            3,610,000                3,753,678

U.S. RELATED--.4%

Virgin Islands Public Finance Authority, Revenue

   6%, 10/1/2006                                                                              1,220,000                1,324,054
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $325,886,057)                                                            103.9%              334,069,127

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.9%)             (12,481,180)

NET ASSETS                                                                                       100.0%              321,587,947

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond Assurance

                        Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance

                        Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance

                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SWDR                Solid Waste Disposal Revenue



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              33.9

AA                               Aa                              AA                                               24.1

A                                A                               A                                                19.3

BBB                              Baa                             BBB                                              13.2

F1                               MIG1/P1                         SP1/A1                                            6.6

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     2.9

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY---THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2003, THESE SECURITIES AMOUNTED TO $11,507,900 OR 3.6% OF NET ASSETS.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           325,886,057    334,069,127

Cash                                                                    555,792

Receivable for investment securities sold                             5,320,900

Interest receivable                                                   4,237,343

Receivable for shares of Beneficial Interest subscribed                  18,481

Prepaid expenses                                                         58,972

                                                                    344,260,615
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           164,515

Payable for investment securities purchased                          22,282,635

Payable for shares of Beneficial Interest redeemed                      134,449

Accrued expenses                                                         91,069

                                                                     22,672,668
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      321,587,947
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     323,824,759

Accumulated net realized gain (loss) on investments                (10,419,882)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,183,070
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      321,587,947


NET ASSET VALUE PER SHARE

                                         Class A                  Class B              Class D                    Class P
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                           101,885                  105,956           321,379,110                    995.75

Shares Outstanding                         7,851                    8,161            24,751,878                     76.692
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)              12.98                    12.98                 12.98                     12.98

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,900,732

EXPENSES:

Management fee--Note 3(a)                                            1,711,266

Distribution and prospectus fees--Note 3(b)                            348,059

Shareholder servicing costs--Note 3(b)                                 153,544

Professional fees                                                       77,949

Prospectus and shareholders' reports--Note 3(b)                         39,588

Registration fees                                                       40,664

Custodian fees                                                          40,492

Trustees' fees and expenses--Note 3(c)                                  13,564

Loan commitment fees--Note 2                                             4,682

Miscellaneous                                                           24,641

TOTAL EXPENSES                                                       2,454,449

INVESTMENT INCOME--NET                                              11,446,283
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (5,325,370)

Net unrealized appreciation (depreciation) on investments            7,485,200

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,159,830

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,606,113

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,446,283           12,608,327

Net realized gain (loss) on investments        (5,325,370)          (1,780,738)

Net unrealized appreciation
   (depreciation) on investments                7,485,200           (1,731,813)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   13,606,113            9,095,776
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                       (97)                   --

Class B shares                                       (71)                   --

Class D shares                                (11,506,110)         (12,459,843)

Class P shares                                        (2)                   --

Net realized gain on investments:

Class D shares                                   (91,687)                   --

TOTAL DIVIDENDS                              (11,597,967)         (12,459,843)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    102,062                  --

Class B shares                                    106,193                  --

Class D shares                                117,224,564         182,813,602

Class P shares                                      1,000                  --

Dividends reinvested:

Class A shares                                         97                  --

Class B shares                                         71                  --

Class D shares                                  9,972,153          10,730,485

Class P shares                                          2                  --

Cost of shares redeemed:

Class D shares                              (163,953,585)        (114,432,030)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (36,547,443)          79,112,057

TOTAL INCREASE (DECREASE) IN NET ASSETS      (34,539,297)          75,747,990
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           356,127,244          280,379,254

END OF PERIOD                                 321,587,947          356,127,244

Undistributed investment income--net                   --              224,392

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended March 31,
                                              ----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                         7,843                   --

Shares issued for dividends reinvested                  8                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,851                   --
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         8,155                   --

Shares issued for dividends reinvested                  6                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,161                   --
--------------------------------------------------------------------------------

CLASS D

Shares sold                                     9,012,462           14,018,414

Shares issued for dividends reinvested            766,629              823,852

Shares redeemed                               (12,612,483)          (8,801,134)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,833,392)           6,041,132
--------------------------------------------------------------------------------

CLASS P

SHARES SOLD                                            77                   --

(A) THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON MARCH 12, 2003. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES AND THE FUND ADDED CLASS A, CLASS B AND CLASS P SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                 Period Ended
CLASS A SHARES                                               March 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                               13.06

Investment Operations:

Investment income--net                                               .02(b)

Net realized and unrealized
  gain (loss) on investments                                        (.08)

Total from Investment Operations                                    (.06)

Distributions:

Dividends from investment income--net                               (.02)

Net asset value, end of period                                     12.98
---------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (.46)(c,d)
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.14(e)

Ratio of net investment income
  to average net assets                                             3.25(e)

Portfolio Turnover Rate                                            77.91
---------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                102

(A)  FROM MARCH 12, 2003 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 Period Ended

CLASS B SHARES                                               March 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                               13.06

Investment Operations:

Investment income--net                                               .01(b)

Net realized and unrealized
  gain (loss) on investments                                        (.08)

Total from Investment Operations                                    (.07)

Distributions:

Dividends from investment income--net                               (.01)

Net asset value, end of period                                     12.98
---------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (.50)(c,d)
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.83(e)

Ratio of net investment income
  to average net assets                                             1.91(e)

Portfolio Turnover Rate                                            77.91
---------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                106

(A)  FROM MARCH 12, 2003 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended March 31,
                                                              ----------------------------------------------------------------------

CLASS D SHARES                                                2003(a)        2002(b)           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.91         13.01           12.81          13.08         13.08

Investment Operations:

Investment income--net                                            .43(c)        .52(c)          .55            .54           .54

Net realized and unrealized
   gain (loss) on investments                                     .08          (.10)            .20           (.27)          .00(d)

Total from Investment Operations                                  .51           .42             .75            .27           .54

Distributions:

Dividends from investment income--net                            (.44)         (.52)           (.55)          (.54)         (.54)

Dividends from net realized
   gain on investments                                           (.00)(d)        --               --          (.00)(d)        --

Total Distributions                                              (.44)         (.52)           (.55)          (.54)         (.54)

Net asset value, end of period                                  12.98         12.91           13.01          12.81         13.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.99          3.24            5.96           2.10          4.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .72           .69             .71            .73           .73

Ratio of net investment income
   to average net assets                                         3.34          3.98            4.26           4.15          4.15

Portfolio Turnover Rate                                         77.91         54.94           37.77          39.10         20.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         321,379       356,127         280,379        270,181       303,791


(A) THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON MARCH 12, 2003. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES AND THE FUND ADDED CLASS A, CLASS B AND CLASS P.

(B) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01, AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.96% TO 3.98%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 Period Ended

CLASS P SHARES                                               March 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                               13.06

Investment Operations:

Investment income--net                                               .02(b)

Net realized and unrealized
  gain (loss) on investments                                        (.08)

Total from Investment Operations                                    (.06)

Distributions:

Dividends from investment income--net                               (.02)

Total Distributions

Net asset value, end of period                                     12.98
---------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (.45)(c)
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .94(d)

Ratio of net investment income
  to average net assets                                             2.90(d)

Portfolio Turnover Rate                                            77.91
---------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  1

(A)  FROM MARCH 12, 2003 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Short-Intermediate Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

On September 10, 2002, the fund's Board of Trustees' approved, effective March 12, 2003, changing the fund's name from "Dreyfus Short-Intermediate Municipal Bond Fund" to "Dreyfus Premier Short-Intermediate Municipal Bond Fund," which coincided with the implementation of a multiple class structure for the fund. On March 12, 2003, existing shareholders were classified as Class D shareholders and the fund added Class A, Class B and Class P shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class D and Class P. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class P shares are sold at net asset value per share with a minimum initial investment of $100,000. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as as part of certain wrap-fee programs. Class A shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $8,763,023 and unrealized appreciation $8,242,058. In addition, the fund had $1,656,858 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. If not applied, $2,873,602 of the carryover expires in fiscal 2004, $82,442 expires in fiscal 2008, $304,210 expires in fiscal 2009 and $5,502,769 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2003 and March 31, 2002 were as follows: tax exempt income $11,506,280 and $12,459,843, and ordinary income $91,687 and $0, respectively.

During the period ended March 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $164,926, increased net realized gain (loss) on investments by $3,120,425 and decreased paid-in capital by $2,955,499. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed with respect to Class D shares, 11_2% of the value of the fund' s average daily net assets, attributable to Class D shares, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Service Plan (the "Service Plan") through March 11, 2003, adopted pursuant to Rule 12b-1 under the Act, Class D pays the Distributor for distributing Class D shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to Class D. The Plan provides for payments to be made at an annual rate of .10 of 1% of the value of Class D average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Service Plan and the basis on which such payments are made. The fees payable under the Service Plan are payable without regard to actual expenses incurred. The Service Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of Class D shares prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005 of 1% of Class D shares average daily net assets for any full fiscal year. During the period ended March 11, 2003, Class D shares were charged $320,622 pursuant to the Service Plan.

Effective March 12, 2003, under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class D shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B shares and ..10 of 1% of the value of the average daily net assets of Class D shares. During the period ended March 31, 2003, Class B and Class D shares were charged $34 and $27,403, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class P shares pay the distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class P shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class P shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2003, Class A, Class B and Class P shares were charged $9, $11 and $0, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $76,153 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in the Fund

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid
at    the    time    the    Board    member    achieves    emeritus    status.

(E) A .10% redemption fee was charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund' s exchange privilege through March 11, 2003

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to
$265,293,375    and    $262,883,127,    respectively.

At March 31, 2003, the cost of investments for federal income tax purposes was $325,827,070 accordingly, accumulated net unrealized appreciation on investments was $8,242,058, consisting of $8,459,248 gross unrealized appreciation and $217,190 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Short-Intermediate Municipal Bond Fund, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Short-Intermediate Municipal Bond Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 5, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2003 as " exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002 to consider a proposal to amend the fund's charter to permit the issuance of additional classes of shares. The results are as follows:



                                                                 Number of                Percentage of             Percentage of
                                                                    Shares          Shares Outstanding             Shares Present
------------------------------------------------------------------------------------------------------------------------------------

Affirmative                                                     13,426,175              51.5%                           82.6%

Against                                                          2,221,967               8.5%                           13.7%

Abstain                                                            608,000               2.3%                            3.7%

  TOTAL                                                         16,256,142              62.3%                          100.0%

                                                                                                     The Fund



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 27 investment companies (comprising 65 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 23 investment companies (comprised of 82 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  MONTH 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS PREMIER
                        SHORT-INTERMEDIATE
                        MUNICIPAL BOND FUND
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  591AR0303